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                                                                   EXHIBIT 20.2

                                                                      EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.


                      FIRST UNION MASTER CREDIT CARD TRUST

            The information which is required to be prepared with respect to the distribution date of August 20, 1997 and with respect to the performance of the Trust during the related Monthly Period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

            1      The amount of the current monthly distribution in
                   respect of Class A Monthly Principal. . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

            2      The amount of the current monthly distribution in
                   respect of Class B Monthly Principal. . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

            3      The amount of the current monthly distribution in
                   respect of Collateral Monthly Principal. . . . . . . . . . .                             0.00
                                                                                        ------------------------

            4      The amount of the current monthly distribution in
                   respect of Class A Monthly Interest . . . . . . . . . . . . .                    1,443,515.00
                                                                                        ------------------------

            5      The amount of the current monthly distribution in
                   respect of Class A Deficiency Amounts . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

            6      The amount of the current monthly distribution in
                   respect of Class A Additional Interest. . . . . . . . . . . .                            0.00
                                                                                        ------------------------

            7      The amount of the current monthly distribution in
                   respect of Class B Monthly Interest . . . . . . . . . . . . .                      120,767.55
                                                                                        ------------------------

            8      The amount of the current monthly distribution in
                   respect of Class B Deficiency Amounts . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

            9      The amount of the current monthly distribution in
                   respect of Class B Additional Interest. . . . . . . . . . . .                            0.00
                                                                                        ------------------------

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
            10     The amount of the current monthly distribution in
                   respect of Collateral Monthly Interest. . . . . . . . . . . .                      127,702.55
                                                                                        ------------------------

            11     The amount of the current monthly distribution in
                   respect of any accrued and unpaid Collateral
                   Monthly Interest. . . . . . . . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

B.          Information Regarding the Performance of the Trust

            1      Collection of Principal Receivables

                   (a)    The aggregate amount of Principal Collections
                          processed during the related Monthly Period
                          which were allocated in respect of the
                          Class A Certificates . . . . . . . . . . . . . . . . .                   26,719,695.76
                                                                                        ------------------------

                   (b)    The aggregate amount of Principal Collections
                          processed during the related Monthly Period
                          which were allocated in respect of the
                          Class B Certificates . . . . . . . . . . . . . . . . .                    2,186,205.51
                                                                                        ------------------------

                   (c)    The aggregate amount of Principal Collections
                          processed during the related Monthly Period
                          which were allocated in respect of the
                          Collateral Interest. . . . . . . . . . . . . . . . . .                    3,481,663.20
                                                                                        ------------------------

            2      Principal Receivables in the Trust

                   (a)    The aggregate amount of Principal
                          Receivables in the Trust as of the end of the
                          day on the last day of the related Monthly
                          Period (ending Principal balance). . . . . . . . . . .                3,402,265,056.69
                                                                                        ------------------------

                   (b)    The amount of Principal Receivables in the
                          Trust represented by the Investor Interest of
                          Series 1996-2 as of the end of the day on the
                          last day of the related Monthly Period . . . . . . . .                  363,636,975.00
                                                                                        ------------------------

                   (c)    The amount of Principal Receivables in the
                          Trust represented by the Series 1996-2
                          Adjusted Investor Interest as of the end of the
                          day on the last day of the related Monthly
                          Period . . . . . . . . . . . . . . . . . . . . . . . .                  363,636,975.00
                                                                                        ------------------------

                   (d)    The amount of Principal Receivables in the
                          Trust represented by the Class A Investor
                          Interest as of the end of the day on the last
                          day of the related Monthly Period. . . . . . . . . . .                  300,000,000.00
                                                                                        ------------------------


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
                   (e)    The amount of Principal Receivables in the
                          Trust represented by the Class A Adjusted
                          Investor Interest as of the end of day on the
                          last day of the related Monthly Period . . . . . . . .                  300,000,000.00
                                                                                        ------------------------

                   (f)    The amount of Principal Receivables in the
                          Trust represented by the Class B Investor
                          Interest as of the end of the day on the last
                          day of the related Monthly Period. . . . . . . . . . .                   24,546,000.00
                                                                                        ------------------------

                   (g)    The amount of Principal Receivables in the
                          Trust represented by the Collateral Interest as
                          of the end of the day on the last day of the
                          related Monthly Period . . . . . . . . . . . . . . . .                   39,090,975.00
                                                                                        ------------------------

                   (h)    The Floating Investor Percentage with respect
                          to the related Monthly Period. . . . . . . . . . . . .                          10.50%
                                                                                        ------------------------

                   (i)    The Class A Floating Allocation with respect
                          to the related Monthly Period. . . . . . . . . . . . .                           8.66%
                                                                                        ------------------------

                   (j)    The Class B Floating Allocation with respect
                          to the related Monthly Period. . . . . . . . . . . . .                           0.71%
                                                                                        ------------------------

                   (k)    The Collateral Floating Allocation with respect
                          to the related Monthly Period. . . . . . . . . . . . .                           1.13%
                                                                                        ------------------------

                   (l)    The Fixed Investor Percentage with respect to
                          the related Monthly Period . . . . . . . . . . . . . .                   N/A
                                                                                        ------------------------

                   (m)    The Class A Fixed Allocation with respect to
                          the related Monthly Period . . . . . . . . . . . . . .                   N/A
                                                                                        ------------------------

                   (n)    The Class B Fixed Allocation with respect to
                          the related Monthly Period . . . . . . . . . . . . . .                   N/A
                                                                                        ------------------------

                   (o)    The Collateral Fixed Allocation with respect to
                          the related Monthly Period . . . . . . . . . . . . . .                   N/A
                                                                                        ------------------------




            3      Rebate Accounts
                   ---------------
                   The aggregate amount of                            Aggregate              Percentage of
                   Receivables arising in                              Account                Total Trust
                   Rebate Accounts with respect                        Balance                Receivables
                   to the related Monthly Account                      -------                -----------
                   Receivables                                     120,947,088.13                    3.46%
                                                               -------------------------------------------------


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
            4      Delinquent Balances

                   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                      Aggregate              Percentage of
                                                                       Account                   Total
                                                                       Balance                Receivables

                   (a)    35 - 64 days:. . . . . . . . . .           51,042,383.44                    1.46%
                                                               -------------------------------------------------
                   (b)    65 - 94 days:. . . . . . . . . .           34,068,684.83                    0.98%
                                                               -------------------------------------------------
                   (c)    95 - 124 days:. . . . . . . . . .          24,811,477.35                    0.71%
                                                               -------------------------------------------------
                   (d)    125 - 154 days: . . . . . . . . .          21,025,300.98                    0.60%
                                                               -------------------------------------------------
                   (e)    155 - or more days days:. . . . . .        24,487,033.89                    0.70%
                                                               -------------------------------------------------
                                          Total                     155,434,880.49                    4.45%
                                                               -------------------------------------------------

            5      Investor Default Amount

                   (a)    The Aggregate Investor Default Amount for
                          the related Monthly Period . . . . . . . . . . . . . .                    2,287,590.50
                                                                                        ------------------------

                   (b)    The Class A Investor Default Amount for
                          the related Monthly Period . . . . . . . . . . . . . .                    1,887,258.99
                                                                                        ------------------------

                   (c)    The Class B Investor Default Amount for
                          the related Monthly Period . . . . . . . . . . . . . .                      154,415.53
                                                                                        ------------------------

                   (d)    The Collateral Default Amount for
                          the related Monthly Period . . . . . . . . . . . . . .                      245,915.98
                                                                                        ------------------------

            6      Investor Charge Offs

                   (a)    The aggregate amount of Class A Investor
                          Charge Offs for the related Monthly Period . . . . . .                            0.00
                                                                                        ------------------------

                   (b)    The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(a) above per $1,000
                          of original certificate principal amount . . . . . . .                            0.00
                                                                                        ------------------------

                   (c)    The aggregate amount of Class B Investor
                          Charge Offs for the related Monthly Period . . . . . .                            0.00
                                                                                        ------------------------

                   (d)    The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(c) above per $1,000
                          of original certificate principal amount . . . . . . .                            0.00
                                                                                        ------------------------

                   (e)    The aggregate amount of Collateral
                          Charge Offs for the related Monthly Period . . . . . .                            0.00
                                                                                        ------------------------


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
                   (f)    The aggregate amount of Collateral Charge-
                          Offs set forth in 5(e) above per $1,000 of
                          original certificate principal amount. . . . . . . . .                            0.00
                                                                                        ------------------------

                   (g)    The aggregate amount of Class A Investor
                          Charge Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date . . . . .                            0.00
                                                                                        ------------------------

                   (h)    The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(g) above per $1,000
                          original certificate principal amount reimbursed
                          on the Transfer Date immediately preceding
                          this Distribution Date . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (i)    The aggregate amount of Class B Investor
                          Charge Offs reimbursed on the Transfer
                          Date immediately preceding this Distribution
                          Date . . . . . . . . . . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (j)    The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(i) above per $1,000
                          original certificate principal amount
                          reimbursed on the Transfer Date
                          immediately preceding this Distribution Date . . . . .                            0.00
                                                                                        ------------------------

                   (k)    The aggregate amount of Collateral Charge
                          Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date . . . . .                            0.00
                                                                                        ------------------------

                   (l)    The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(i) above per $1,000
                          original certificate principal amount
                          reimbursed on the Transfer Date
                          immediately preceding this Distribution Date . . . . .                            0.00
                                                                                        ------------------------

                 7 Investor Servicing Fee

                   (a)    The amount of the Class A Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period . . . . . . . . . . . . . . . .                      312,500.00
                                                                                        ------------------------

                   (b)    The amount of the Class B Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period . . . . . . . . . . . . . . . .                       25,568.75
                                                                                        ------------------------

                   (c)    The amount of the Collateral Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period . . . . . . . . . . . . . . . .                       40,719.77
                                                                                        ------------------------


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
                   (d)    the amount of Servicer Interchange payable
                          by the Trust to the Servicer for the related
                          Monthly Period . . . . . . . . . . . . . . . . . . . .                      227,273.11
                                                                                        ------------------------

            8      Reallocations

                   (a)    The amount of Reallocated Collateral
                          Principal Collections with respect to this
                          Distribution Date. . . . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (b)    The amount of Reallocated Class B
                          Principal Collections with respect to this
                          Distribution Date. . . . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (c)    The Collateral Interest as of the close of
                          business on this Distribution Date . . . . . . . . . .                   39,090,975.00
                                                                                        ------------------------

                   (d)    The Class B Investor Interest as of the close of
                          business on this Distribution Date . . . . . . . . . .                   24,546,000.00
                                                                                        ------------------------

            9      Collection of Finance Charge Receivables

                   (a)    The aggregate amount of Collections of
                          Finance Charge Receivables processed
                          during the related Monthly Period which were
                          allocated in respect of the Class A Certificates                          4,370,637.02
                                                                                        ------------------------

                   (b)    The aggregate amount of Collections of
                          Finance Charge Receivables processed
                          during the related Monthly Period which were
                          allocated in respect of the Class B Certificates                            357,540.44
                                                                                        ------------------------

                   (c)    The aggregate amount of Collections of
                          Finance Charge Receivable processed
                          during the related Monthly Period which were
                          allocated in respect of the Collateral Interest.                            569,404.56
                                                                                        ------------------------

            10     Principal Funding Account

                   (a)    The principal amount on deposit in the
                          Principal Funding Account on the related
                          Transfer Date. . . . . . . . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (b)    The Accumulation Shortfall with respect to
                          the related Monthly Period . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

                   (c)    The Principal Funding Investment Proceeds
                          deposited in the Finance Charge Account on
                          the related Transfer Date. . . . . . . . . . . . . . .                            0.00
                                                                                        ------------------------

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
                  (d)    The amount of all or the portion of the
                          Reserve Draw Amount deposited in the
                          Finance Charge Account on the related
                          Transfer date from the Reserve Account . . . . . . . .                          795.45
                                                                                        ------------------------

            11     Reserve Draw Amount . . . . . . . . . . . . . . . . . . . . .                          795.45
                                                                                        ------------------------

            12     Available Funds


                   (a)    The amount of Class A Available Funds on
                          deposit in the Finance Charge Account on
                          the related Transfer Date. . . . . . . . . . . . . . .                    4,370,637.02
                                                                                        ------------------------

                   (b)    The amount of Class B Available Funds on
                          deposit in the Finance charge Account on
                          the related Transfer Date. . . . . . . . . . . . . . .                      357,540.44
                                                                                        ------------------------

                   (c)    The amount of Collateral Available Funds on
                          deposit in the Finance Charge Account on
                          the related Transfer Date. . . . . . . . . . . . . . .                      569,404.56
                                                                                        ------------------------

            13     Portfolio Yield

                   (a)    The Portfolio Yield for the related Monthly
                          Period . . . . . . . . . . . . . . . . . . . . . . . .                          10.68%
                                                                                        ------------------------

                   (b)    The Portfolio Adjusted Yield for the related
                          Monthly Period . . . . . . . . . . . . . . . . . . . .                           2.55%
                                                                                        ------------------------

C.          Floating Rate Determinations

            1      LIBOR for the Interest Period ending on this
                   Distribution Date . . . . . . . . . . . . . . . . . . . . . .                        5.66406%
                                                                                        ------------------------

            2      Number of days in this interest period. . . . . . . . . . . .                              30
                                                                                        ------------------------

            3      Interest Factor . . . . . . . . . . . . . . . . . . . . . . .                        0.55835%
                                                                                        ------------------------

D.          CUSIP Numbers

            1      Class A . . . . . . . . . . . . . . . . . . . . . . . . . . .                       337365AC4
                                                                                        ------------------------

            2      Class B . . . . . . . . . . . . . . . . . . . . . . . . . . .                       337365AD2
                                                                                        ------------------------


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                                      FIRST UNION DIRECT BANK, N.A.
                                      Servicer




                                      By: /s/ JAMES H. GILBRAITH II
                                      ---------------------------------------



                                      James H. Gilbraith II
                                      Vice President and Managing Director
                                      First Union Direct Bank, N.A.




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